UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A

Amendment No. 1
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
May 20, 2015
(Date of earliest event reported)
OLD DOMINION FREIGHT LINE, INC.
(Exact name of registrant as specified in its charter)
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Commission file number: 0-19582

Virginia	56-0751714
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification No.)

500 Old Dominion Way
Thomasville, North Carolina 27360
(Address of principal executive offices)
(Zip Code)
(336) 889-5000
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K filed by Old Dominion Freight Line, Inc. (the “Company”) on May 21, 2015 which reported, among other events, that the Board of Directors (the “Board”) of the Company appointed Adam N. Satterfield, the Company’s Vice President – Treasurer, to serve as the Company’s Chief Financial Officer effective upon the retirement of J. Wes Frye on December 31, 2015. On October 22, 2015, in addition to the position of Chief Financial Officer, the Board appointed Mr. Satterfield to serve as Senior Vice President – Finance and Assistant Secretary, effective January 1, 2016.  In connection with this appointment, effective January 1, 2016, Mr. Satterfield’s annual base salary will be $228,989, subject to periodic review and adjustment, and his participation factor in the Company’s Performance Incentive Plan will be 0.20%.  Mr. Satterfield will also receive the other employee benefits provided to the Company’s executive officers.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
OLD DOMINION FREIGHT LINE, INC.

By:    /s/ John P. Booker, III
John P. Booker, III
Vice President – Controller
(Principal Accounting Officer)
Date: October 27, 2015